8


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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant
Check the appropriate box:
[X] Preliminary Proxy Statement
    Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant toss.240.14a-12


                      SHANNON INTERNATIONAL RESOURCES INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
]X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
      2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
      4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
      5)   Total fee paid:
--------------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:
--------------------------------------------------------------------------------
      2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
      3)   Filing Party:
--------------------------------------------------------------------------------
      4)   Date Filed:
--------------------------------------------------------------------------------

                      SHANNON INTERNATIONAL RESOURCES INC.
                           Suite 2000, 715 5th Av. SW
                            Calgary, Alberta T2P 2X6
                                  403 538 3706

Notice of Annual Meeting of Shareholders
To Be Held February 28, 2003

To the Shareholders of Shannon International Resources Inc.

Notice Hereby Is Given that the Annual Meeting of Shareholders of Shannon International Resources Inc., a Nevada corporation (the "Company"), will be held at Suite 820, 1550 Bedford Highway, Nova Scotia B4A 1E6 on February 28, 2003, 3:00 p.m., Atlantic Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1.   Election Of Directors

Proposal No. 2.   Approval Of The Shannon International Resources Inc.
                  1999 Stock Option Plan

Proposal No.3     Ratification  Of Selection Of Miller & McCollom,
                  Certified Public Accountants As The Company's Independent
                  Auditors.

This Annual Meeting is called as provided for by Nevada law and the Company's By-laws.

Only holders of the outstanding Common Stock of the Company of record at the close of business on January 17, 2003 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly by either mail, fax or email. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

By Order of the Board of Directors




Blair Coady, President
Calgary, Alberta
January 29, 2003

                                        1
                      SHANNON INTERNATIONAL RESOURCES INC.
                           Suite 2000, 715 5th Av. SW
                            Calgary, Alberta T2P 2X6
                                  403 538 3706


                                 PROXY STATEMENT
                       Annual Meeting of the Shareholders
                                February 28, 2003


General Information
The enclosed Proxy is solicited by and on behalf of Management of Shannon International Resources Inc., a Nevada corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at Suite 820, 1550 Bedford Highway, Nova Scotia B4A 1E6 on Friday, February 28, 2003 at 3:00 p.m., Atlantic Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before January 31, 2003.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and Employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstaining proxies and broker-dealer non-votes will not be counted as part of the vote on any business at the Meeting on which the shareholder has abstained.

Advice to Beneficial Owners of Certain Shares
---------------------------------------------
Shareholders who do not hold their shares in their own name should note that only proxies from Shareholders whose names are registered as Shareholders on the records of the Company can submit the attached proxy or be recognized and vote at the Meeting. If a Shareholder's shares are registered under the name of a broker, financial institution or other agent, (a Beneficial Owner) then these shares can only be voted by the holding broker, financial institution or other agent. Such broker, financial institution or other agent are provided with sufficient copies of this Proxy Statement and the Annual Report to forward such materials to the Beneficial Owner. The broker, financial institution or other agent should provide the Beneficial Owner with instructions on how to submit the vote of their shares. In the event a Beneficial Owner wishes to attend and vote their shares at the Meeting, the Beneficial Owner must obtain a proxy from the broker, financial institution or other agent.

Annual Report
-------------
The Company's Annual Report to Shareholders for the fiscal year ended June 30, 2002, has been previously mailed or is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

Shares Outstanding and Voting Rights
------------------------------------
All voting rights are vested exclusively in the holders of the Company's Common Stock with each common share entitled to one vote. Only shareholders of record at the close of business on January 17, 2003 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On January 17, 2003, the Company had 14,050,000 shares of its Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are presently outstanding. Ten percent of the Company's outstanding voting stock (1,405,000 shares) represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to pass all measures being presented to the Shareholders. Cumulative voting in the election of Directors is not permitted.

Security Ownership of Certain Beneficial Owners and of Management
-----------------------------------------------------------------
The following table sets forth information, as of January 17, 2003, with respect to the beneficial ownership of the Company's common stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock and by the officers and directors of the Company based on 14,050,000 shares of common stock outstanding as of January 17, 2003 plus the number of shares underlying outstanding options.

Name and Address of                                       Common Stock    Percentage of Shares
Beneficial Owner                  Title                   Ownership            Outstanding
----------------------------      ---------------------   --------------  --------------------
Blair Coady                        President, Director     150,000  (1)           1.0%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6
----------------------------------------------------------------------------------------------
Greg Isenor                         V. Pres., Director     275,000  (2)           1.9%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6
----------------------------------------------------------------------------------------------
Brian Bradbury                      Director               450,000  (3)           3.1%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6
----------------------------------------------------------------------------------------------
Aubrey Palmeter                     Director               900,000  (4)           6.2%
Suite 2000, 715 5th Av. SW
Calgary, Alberta  T2P 2X6
----------------------------------------------------------------------------------------------
Directors and Officers as a Group
(4 individuals)                                          1,775,000  (5)          12.3%
----------------------------------------------------------------------------------------------
CMB Energy                 >5% Beneficial Owner          2,220,000  (6)          15.3%
McLeod Dixon
1800-121 King St.W
Toronto, ON M5H 3T9

(1)  Includes exercisable options to acquire up to 150,000 shares.
(2)  Includes exercisable options to acquire up to 100,000 shares.
(3)  Includes exercisable options to acquire up to 100,000 shares.
(4) Includes 800,000 shares registered in the name of Intrepid Holdings Ltd., which Mr. Palmeter controls. Also includes presently exercisable options to acquire up to 100,000 shares.
(5) Includes exercisable options held by the above officers and directors to acquire up to 450,000 shares
(6) Includes 220,000 shares registered in the name of Laughlin MacLean, but does not include 200,000 shares held by the family of Gus MacLean, Laughlin MacLean's uncle in which he disclaims beneficial ownership. Mr. L. MacLean is the beneficial owner of 25% of CMB Energy. Calder Company, Ltd., a closely held corporation is also a 25% owner of CMB Energy, and Investimo S.A., a closely held corporation owns the remaining 50% of CMB Energy.

Management

The officers and directors of the Company are as follows:

Blair Coady                President and Director since February 18,1999.
Greg Isenor                Vice President and Director since October 2001
Brian P. Bradbury          Director since October 2001
Aubrey A. Palmeter.        Director since April 2002

Blair Coady. Mr. Coady is the Founder of the Company and has served as President and Director since February 1999. Since June 2001 to present, Mr. Coady has served as an officer and director of Rally Energy Corporation, a publicly held company engaged in oil and gas exploration. Mr. Coady served as the President and Chairman of the Board of Wolf Industries, Inc., a publicly held management company with interests in the oil and gas industry, from August 1996 to April 1998. From October 1996 to February 2001. Mr. Coady was the President and Chief Executive Officer of Calgary Chemical, a privately-held custom blender of petroleum production chemicals. From 1992 to 1995 Mr. Coady served as Chairman of the Board of Earthwhile Developments Inc., a Canadian corporation involved in waste management, specifically solvent recycling, bioremediation and composting.

Brian P. Bradbury. Mr. Bradbury holds a Bachelors Degree in Commerce from St. Mary's University, 1982, and a Degree in Public Relations from Mount St. Vincent University, 1984. Since 1996, Mr. Bradbury has been Vice President of Corporate Finance and Investor Relations with American Manor Enterprises, Inc., a Dartmouth, Nova Scotia, publicly traded natural resources company traded on the TSX Venture Exchange.

Greg Isenor. Mr. Isenor holds a Bachelor of Science degree in Geology from Acadia University. Since June 2001 to the present Mr. Isenor has consulted to various companies including PEGA Gas Alliance, EnCana, EOG Resources, Maritimes & Northeast Pipelines and LXL Consulting on various land and geological projects. From June 1999 to June 2001 Mr. Isenor worked as a Land Agent for Maritimes & Northeast Pipelines in Nova Scotia. From December 1998 to June 1999 Mr. Isenor worked with Prince Edward Gas compiling a geological report on the gas potential of Prince Edward Island. From September 1996 to December 1998 Mr. Isenor was Vice President of Exploration for Kaoclay Resources Inc., a kaolin exploration company in Nova Scotia, Canada and Georgia, USA. From March 1996 to September 1996 he worked in Kazakstan on gold exploration projects for Central Asia Goldfields.

Aubrey A. Palmeter. Mr. Palmeter is a professional engineer. He holds Bachelor of Science degrees in mathematics and physics from Acadia University, 1978 and a civil engineering degree from the Technical University of Nova Scotia, 1980. Mr. Palmeter also holds an MBA degree from Dalhousie University, 1986. Since March 2002, Mr. Palmeter has been president and chief executive officer of Whitman Benn E&C Services Ltd., an engineering and construction company based in Halifax, Nova Scotia. He was Vice President & General Manager of Amec, Inc., an international engineering firm from February 1999 to March 2002. From August 1996 to February 1999, Mr. Palmeter was President and Chief Executive Officer of Whitman Benn Group, an architectural and engineering firm in Halifax, Nova Scotia. Mr. Palmeter currently serves on Rally Energy Corp.'s Board of Directors. Mr. Palmeter has extensive commercial and policy experience in Atlantic Canada and international industrial projects. His experience includes finance, oil and gas exploration, development and production as well as onshore and offshore pipelines and power generation. He has acted as advisor to the Government of Nova Scotia and several power producers and universities in Atlantic Canada.

The Directors serve until their successors are elected by the shareholders. Vacancies on the Board of Directors may be filled by appointment of the majority of the continuing directors.


Committees: Meetings of the Board
---------------------------------
The Company does not have a separate Compensation Committee or Audit Committee. These functions are done by the Board of Directors meeting as a whole. The Board intends to establish these committees following the Meeting of the Shareholders. The Company's Board of Directors held no in person meetings during the fiscal year ended June 30, 2002. All corporate actions by the Board of Directors were unanimously consented to in writing after telephone discussion.

Compliance with Section 16(a) of Securities Exchange Act of 1934
----------------------------------------------------------------
To our knowledge, during the fiscal year ended June 30, 2002, our Directors and Officers complied with all applicable Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports that reflect all reportable transactions furnished to us by our Directors and Officers and their written representations that such reports accurately reflect all reportable transactions.

Family Relationships
--------------------
There is no family relationship between any Director, executive or person nominated or chosen by the Company to become a Director or executive officer.

Executive Compensation
----------------------
The following table shows for the fiscal years ending June 30, 2000, 2001 and 2002, the compensation awarded or paid by the Company to its Chief Executive Officer. No executive officers of the Company had total salary and bonus exceeding $100,000 during such year.

 ----------------------------------------------------------------------------------------
 Summary Compensation Table
 ----------------------------------------------------------------------------------------
                                                          |  Long Term Compensation
                                                          |
 ----------------------------------------------------------------------------------------
                              |  Annual Compensation      |  Awards     |Payouts
                              |                           |             |
-----------------------------------------------------------------------------------------
                              |               Other Annual|  Securities |
                              |       Salary  Compensation|  Underlying |   All Other
Name and Principle Position   |  Year   ($)       ($)     |  Options (#)|Compensation ($)
-----------------------------------------------------------------------------------------
Blair Coady President/CEO     |  2002     0        0      |       0     |       0
-----------------------------------------------------------------------------------------
Blair Coady President/CEO     |  2001     0        0      |150,000 Common|      0
-----------------------------------------------------------------------------------------
Blair Coady President/CEO     |  2000     0        0      |       0     |       0
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Option Grants in Last Fiscal Year
--------------------------------------------------------------------------------------------
Individual Grants
--------------------------------------------------------------------------------------------
Name                         Number of        % of Total
                             Common Shares    Options Granted
                             Underlying       to Employees
                             Options Granted  in Fiscal        Exercise Price    Expiration
                             (#)              Year                ($/Sh)            Date
--------------------------------------------------------------------------------------------
Blair Coady President/CEO,   150,000          33.4%                0.10           11/01/06
Director
--------------------------------------------------------------------------------------------
Greg Isenor, V-P, Director   100,000          222%                 0.10           11/01/06
--------------------------------------------------------------------------------------------
Brian Bradbury               100,000          22.2%                0.10           11/01/06
--------------------------------------------------------------------------------------------
Aubrey Palmeter              100,000          22.2%                0.10           04/05/07
--------------------------------------------------------------------------------------------

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option/Values The following table sets forth the number and value of the unexercised options held by each of the Named Executive Officers at July 31, 2001.

------------------------------------------------------------------------------------------------------------------------
Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
------------------------------------------------------------------------------------------------------------------------
                                     Value
                        Shares       Realized    Number of Securities Underlying     Value of Unexercised In-the Money
                        Acquired on  at FY-End   Unexercised Options at FY-End (#)   Options at FY-End ($)
Name                    Exercise (#) ($)         Exercisable/Unexercisable           Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------------
Blair Coady Pres./CEO,  0            0           150,000 Common Shares/Exercisable   0/Exercisable (1)
Dir.
------------------------------------------------------------------------------------------------------------------------
Greg Isenor             0            0           100,000 Common                      0/Exercisable (1)
V-P, Director                                    Shares/ Exercisable
------------------------------------------------------------------------------------------------------------------------
Brian Bradbury          0            0           100,000 Common                      0/Exercisable (1)
Director                                         Shares/ Exercisable
------------------------------------------------------------------------------------------------------------------------
Aubrey Palmeter         0            0           100,000 Common                      0/Exercisable (1)
Director                                         Shares/ Exercisable
------------------------------------------------------------------------------------------------------------------------

(1) Option value based on the difference between the exercise price of unexercised options and the last price at which the Company sold common stock in March 2002.



Stock Option Plan
-----------------
The Company has a Stock Option Plan, entitled the "Shannon International Resources, Inc, 1999 Stock Option Plan" (the "Plan"). Its purpose is to advance the business and development of the Company and its shareholders by affording to the employees, officers, directors and independent contractors or consultants to the Company, the opportunity to acquire a proprietary interest in the Company by the grant of options to such persons under the Plan's terms. The effective date of the plan was June 1, 1999. Article 3 of the Plan provides that the Board shall exercise its discretion in awarding options under the Plan, not to exceed 1,000,000 shares. The per share option price for the stock subject to each option shall be as the Board may determine. All options must be granted within ten years from the effective date of the Plan. There is no express termination date for the options although the Board may vote to terminate the Plan. Under the Plan, total of 450,000 options have been granted.

Employment Agreements: Blair Coady, the Company's president and chief executive officer and director and Greg Isenor, Vice President and Director do not have employment agreements and do not presently draw a salary. However they are reimbursed for expenses incurred on Company business. The Company expects that as and when additional funding or revenue is obtained and the time the Officers devote to the Company's affairs increases, a salary and other compensation such as stock options will be adopted. It is anticipated that future compensation will be determined by a compensation committee of the Board of Directors which has not been formed as of September 30, 2002

Directors' Compensation/ Other Arrangements: The Company's directors are reimbursed for actual expenses incurred in attending Board meetings. There are no other arrangements regarding compensation to officers and directors of the Company.

Termination of Employment and Change of Control Arrangement: There is no compensatory plan or arrangement with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with the Company, or from a change in the control of the Company.

Transactions with Management: The Company did not enter into any transactions with Management during the fiscal year ended June 30, 2002.

Proposal No. 1.   Election Of Directors

The Articles presently provide for a Board of Directors of at least one director. Pursuant to the Articles and the Bylaws, the number of Directors of the Company may be set by the Board of Directors and has been fixed at five (5) Directors. Management recommends the election of Directors of the five nominees listed below to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the five nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

Nominees
--------
The following are the names of each nominee for Director, indicating all positions and offices with the Company presently held by them for the period during which they have served as such.:

Blair Coady                President and Director since February 18,1999.
Greg Isenor                Vice President and Director since October 2001
Brian P. Bradbury          Director since October 2001
Aubrey A. Palmeter         Director since April 2002
Dennis Brovarone           Nominated in January, 2003


Business Experience of Nominees

Blair Coady. Mr. Coady is the Founder of the Company and has served as President and Director since February 1999. Since June 2001 to present, Mr. Coady has served as an officer and director of Rally Energy Corporation, a publicly held company engaged in oil and gas exploration. Mr. Coady served as the President and Chairman of the Board of Wolf Industries, Inc., a publicly held management company with interests in the oil and gas industry, from August 1996 to April 1998. From October 1996 to February 2001. Mr. Coady was the President and Chief Executive Officer of Calgary Chemical, a privately-held custom blender of petroleum production chemicals. From 1992 to 1995 Mr. Coady served as Chairman of the Board of Earthwhile Developments Inc., a Canadian corporation involved in waste management, specifically solvent recycling, bioremediation and composting.

Brian P. Bradbury. Mr. Bradbury holds a Bachelors Degree in Commerce from St. Mary's University, 1982, and a Degree in Public Relations from Mount St. Vincent University, 1984. Since 1996, Mr. Bradbury has been Vice President of Corporate Finance and Investor Relations with American Manor Enterprises, Inc., a Dartmouth, Nova Scotia, publicly traded natural resources company traded on the TSX Venture Exchange.

Greg Isenor. Mr. Isenor holds a Bachelor of Science degree in Geology from Acadia University. Since June 2001 to the present Mr. Isenor has consulted to various companies including PEGA Gas Alliance, EnCana, EOG Resources, Maritimes & Northeast Pipelines and LXL Consulting on various land and geological projects. From June 1999 to June 2001 Mr. Isenor worked as a Land Agent for Maritimes & Northeast Pipelines in Nova Scotia. From December 1998 to June 1999 Mr. Isenor worked with Prince Edward Gas compiling a geological report on the gas potential of Prince Edward Island. From September 1996 to December 1998 Mr. Isenor was Vice President of Exploration for Kaoclay Resources Inc., a kaolin exploration company in Nova Scotia, Canada and Georgia, USA. From March 1996 to September 1996 he worked in Kazakstan on gold exploration projects for Central Asia Goldfields.

Aubrey A. Palmeter. Mr. Palmeter is a professional engineer. He holds Bachelor of Science degrees in mathematics and physics from Acadia University, 1978 and a civil engineering degree from the Technical University of Nova Scotia, 1980. Mr. Palmeter also holds an MBA degree from Dalhousie University, 1986. Since March 2002, Mr. Palmeter has been president and chief executive officer of Whitman Benn E&C Services Ltd., an engineering and construction company based in Halifax, Nova Scotia. He was Vice President & General Manager of Amec, Inc., an international engineering firm from February 1999 to March 2002. From August 1996 to February 1999, Mr. Palmeter was President and Chief Executive Officer of Whitman Benn Group, an architectural and engineering firm in Halifax, Nova Scotia. Mr. Palmeter currently serves on Rally Energy Corp.'s Board of Directors. Mr. Palmeter has extensive commercial and policy experience in Atlantic Canada and international industrial projects. His experience includes finance, oil and gas exploration, development and production as well as onshore and offshore pipelines and power generation. He has acted as advisor to the Government of Nova Scotia and several power producers and universities in Atlantic Canada.

Dennis Brovarone Mr. Brovarone has been practicing corporate and securities law since 1986 and as a sole practitioner since 1990. He serves as U.S. securities law counsel to the Company. He is a Director of Innovative Medical Services, a publicly held California corporation since April 1996. From December 1997 to April 2001, Mr. Brovarone served as the President and Chairman of the Board of Directors of Ethika Corporation, a publicly held, Mississippi corporation investment holding company with its office in Littleton, Colorado. From January 1995 to March 1998 Mr. Brovarone served as President (Chairman) of the Board of Directors of The Community Involved Charter School, a four year old K-12 public school located in Lakewood, Colorado, operating under an independent charter and serving approximately 350 students in an individualized, experiential learning environment. Prior to 1990, Mr. Brovarone served as in-house counsel to R.B. Marich, Inc., a Denver, Colorado based brokerage firm. Mr. Brovarone lives and works in Littleton, Colorado.


Proposal No. 2. Approval Of The Shannon International Resources Inc. 1999 Stock Option Plan

On January 16, 2003, the Company's Board of Directors approved submitting the Shannon International Resources Inc. 1999 Stock Option Plan to the shareholders for approval. Management recommends approval of the Plan. The purpose of the Plan is to advance the business and development of the Company and its shareholders by affording Eligible Plan Participants the opportunity to acquire a propriety interest in the Company by the grant of Options to acquire shares of the Company's common stock. Eligible Plan Participants include the Directors and Officers of the Company, consultants, advisors and other individuals deemed by the Compensation Committee to provide valuable services to the Company.

The Options granted are not expected to be a taxable event for recipient until such time that the recipient elects to exercise the option whereupon the recipient is expected to recognize capital gains to the extent the market price of the shares exceeds the exercise price of the option on the date of exercise.

The Plan is administered by the Board of Directors. Subject to anti-dilution provisions, the Plan may issue Options to acquire up to 1,000,000 shares to Eligible Plan Participants. The Company will not receive any consideration for the grant of options under the Plan and approximate market value of the shares to be reserved for the plan is $100,000 based upon the last price at which the company sold common stock. The exercise price for Options shall be set by the Board but shall not be for less than the fair market value of the shares on the date the Option is granted. The period in which Options can be exercised shall be set by the Board not to exceed five years from the date of Grant.

The Executive Officers and Directors of the Company are eligible to participate in the Plan. The Board shall grant to individuals newly appointed as Executive Officers or as Directors, an option to purchase up to 100,000 shares of common stock at fair market value. Upon each subsequent anniversary thereof, each such Officer and Director will receive an option to purchase up to 75,000 shares of common stock at fair market value. The plan also gives the Board discretion to award additional options. The aggregate number and kind of shares within the Plan and the rights under outstanding Options granted hereunder, both as to the number of shares and Option price, will be adjusted accordingly in the event of a reorganization in the outstanding shares of the Common Stock of the Company.

The Board may at any time terminate the plan. The approval of the majority of shareholders is required to increase the total number of shares subject to the plan, change the manner of determining the option price or to withdraw the administration of the plan from the Board.


1999 STOCK OPTION PLAN BENEFITS

Name                      Position                     $ Value (1)      Options Granted
---------------------     -------------------------    ------------     ----------------
Blair Coady               President, Director          $0.00            150,000
Greg Isenor               Vice President, Director     $0.00            100,000
Brian Bradbury            Director                     $0.00            100,000
Aubrey Palmeter           Director                     $0.00            100,000
Dennis Brovarone          Director (Nominee)           $0.00            100,000

Executive Group           (2 individuals)              $0.00            250,000
Non-Exec. Dir. Group      (3 individuals)              $0.00            300,000

(1) Option value based on the difference between the exercise price of unexercised options and the last price at which the Company sold common stock in March 2002.

The above options were granted in October 2001 for Mr. Coady, Mr. Isenor and Mr. Bradbury, April 2002 for Mr. Palmeter and January 2003 for Mr. Brovarone subject to his election. The exercise price for the options granted to Mr. Coady, Mr. Isenor, Mr. Bradbury and Mr. Palmeter is $0.10 per share. The exercise price for the option granted to Mr. Brovarone will be the fair market value of the common stock as determined by the Board of Directors at February 28, 2003.


Proposal No. 3: Ratification of Miller & McCollom, Certified Public Accountants, as Auditors of the Company's Financial Statements.

Management recommends that the shareholders of the Company vote for the ratification of Miller & McCollom, Certified Public Accountants, as independent auditors to examine the financial statements of the Company for the fiscal year ending June 30, 2003. A representative of Miller & McCollom will not be at the annual meeting. Any appropriate questions of Miller &McCollom will be promptly forwarded to them for response.. A favorable vote of a majority of those shares voting, in person or by proxy, is required for confirmation of the selection of the independent auditors.


Request for Copy of Form 10KSB
------------------------------
Shareholders may request a copy of the Form 10KSB by writing to the Company's offices, Suite 2000, 715 5th Av. SW, Calgary, Alberta T2P 2X6, telephone 403 538 3706.


Date for Receipt of Shareholder Proposals
-----------------------------------------
Any proposal by a shareholder to be presented at the Company's next Annual Meeting of Shareholders, including nominations for election as directors must be received at the offices of the Company, Suite 2000, 715 5th Ave., NW, Calgary, Alberta T2P 2X6, no later than September 30, 2003.